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______________________________________________________________________________



               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549


                            FORM 8-K


         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 12, 2002




                   TMBR/SHARP DRILLING, INC.
     (Exact Name of Registrant as Specified in Its Charter)


             TEXAS                         0-12757             75-1835108
   (State or other jurisdiction       (Commission File        (IRS Employer
of  Incorporation or organization)         Number)          Identification No.)

   4607 W. Industrial, Midland, Texas                79703
(Address of Principal Executive Offices)           (Zip Code)



                          915-699-5050
      (Registrant's telephone number, including area code)






_____________________________________________________________________________













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Item 9.   Regulation FD Disclosure


     On August 12, 2002, TMBR/Sharp Drilling, Inc. (the "Company") submitted to the Securities and Exchange Commission the certification by its chief executive and chief financial officers, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Company's report on Form 10Q for the quarter ended June 30, 2002 filed on August 12, 2002.

     The certifications are set forth on pages 3 and 4 of this Form 8-K Report.











































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                          CERTIFICATION


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Thomas C. Brown, the Chairman of the Board of Directors and Chief Executive Officer of TMBR/Sharp Drilling, Inc. (the "Company"), hereby certifies that the Quarterly Report on Form 10Q of the Company for the quarter ended June 30, 2002 fully complies with the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the information in that Form 10Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 12, 2002                  /s/   Thomas C. Brown
                                        --------------------------------------
                                        Thomas C. Brown, Chairman
                                        of the Board of Directors and Chief
                                        Executive Officer




     This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.
























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                          CERTIFICATION


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Patricia R. Elledge, the Chief Financial Officer of TMBR/Sharp Drilling, Inc. (the "Company"), hereby certifies that the Quarterly Report on Form 10Q of the Company for the quarter ended June 30, 2002 fully complies with the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the information in that Form 10Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: August 12, 2002                  /s/ Patricia R. Elledge
                                        --------------------------------------
                                        Patricia R. Elledge, Chief Financial
                                        Officer




     This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.
























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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TMBR/SHARP DRILLING, INC.



                                    By: /s/ Thomas C. Brown
                                        -------------------------------------
                                        Thomas C. Brown, Chairman of the
                                        Board and Chief Executive Officer


Dated: August 12, 2002




































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